UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/22/2008

BAYLAKE CORP

(Exact name of registrant as specified in its charter)

Commission File Number:  001-16339

WI	39-1268055
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

217 North Fourth Avenue, P O Box 9, Sturgeon Bay, WI 54235-0009

(Address of principal executive offices, including zip code)

920-743-5551

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

The Board of Directors of Baylake Corp. announced their decision to forego the payment of a cash dividend on the Company's common stock that historically had been declared and paid during the second quarter of the year. A copy of the press release announcing the dividend suspension is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press release of Baylake Corp. dated May 22, 2008.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 22, 2008

BAYLAKE CORP.

By:	/s/ Kevin L. LaLuzerne
Kevin L. LaLuzerne Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Baylake Corp. dated May 22, 2008.